Putnam
New York
Investment Grade
Municipal Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-02

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FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

One of the frustrating aspects of managing investments, especially these days, is that there is no reliable way to predict investor sentiment. Since the collective mood can, and often does, turn from dark to bright and vice versa in the blink of an eye, thought must always be given to looking ahead while coping with the present.

In a sense, that is where the managers of Putnam New York Investment Grade Municipal Trust found themselves during the semiannual period ended October 31, 2002. Positioning a portion of the portfolio to take advantage of future economic recovery put it at a competitive disadvantage for the moment and was a factor in the fund's underperformance of its benchmark during the period just ended. The details are on page 9.

There were some bright spots during the period; the municipal-bond market was generally strong and the portfolio's overall high quality helped offset the negatives. In the following report, the fund's managers discuss the reasons behind the fund's performance and also offer their views on prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 18, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

The past six months have been a challenging time for the nation, the financial markets, and Putnam New York Investment Grade Municipal Trust. For the most part, New York's economy moved in step with the lackluster national economy. Lower salaries on Wall Street drove down state income tax revenues, although New York City revenues were not hit as hard, as the city's real estate prices remained relatively strong. October brought renewed optimism about the future for corporate profits and the economy overall; stock prices rose in response, while bond prices fell.

In addition to economic concerns, investors continued to contend with a variety of other issues, including disappointing corporate earnings, residual fallout from the scandals at Enron, WorldCom, Tyco, and other companies, and a potential war with Iraq. The stock market and high-yield bonds (including high-yield municipals) were especially hard hit as investors sought relative safety in high-quality, shorter-term securities, despite the fact that interest rates are at historically low levels.

Total return for 6 months ended 10/31/02

                 NAV            Market price
-----------------------------------------------------------------------
                2.49%              3.73%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods and explanation of performance calculation methods begin on page 9.

As a high-quality fund with a primarily investment-grade port folio, New York Investment Grade Municipal Trust escaped many of the negative effects of widening credit spreads between high- and low-grade bonds. The fund also benefited from increased investor interest in municipal bonds overall, and its leveraging strategy profited from the Federal Reserve Board's aggressive easing of short-term interest rates. As you can see from the performance comparisons on page 9, the fund's total return for the six-month period was below that of its benchmark, the Lehman Municipal Bond Index. This underperformance is not surprising, however, since that index had no exposure to the higher-yielding airline bonds that detracted from this fund's performance.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation          21.4%

Housing                 15.9%

Utilities               12.6%

Education               11.6%

Health care              9.0%

Footnote reads:
*Based on market value as of 10/31/02. Holdings will vary over time.

The fund's performance at market price, which reflects changes in the demand for shares as well as underlying performance, was higher than its return at net asset value for this period. We believe this difference reflects investors' strong preference for high-quality bonds. As this preference grew over the course of the period, demand for fund shares increased, driving up the market price even as the net asset value registered a modest decline.

* MARKET RALLIES AMID UNUSUAL CONDITIONS

The bond market rallied substantially until the final month of the semiannual period, with high-quality short- and intermediate-term bonds providing some of the strongest gains. At the same time, however, the market exhibited several unusual characteristics. Until October, short- and long-term interest rates fell to 40-year lows. For example, the yield on the 10-year Treasury recently fell as low as 3.60%, a level not seen since 1958. During the month of October, however, this yield jumped to 4.20% based on renewed investor optimism that the worst of the corporate scandals was behind us and that economic activity would pick up in the fourth quarter and 2003. The rise in yields did not completely erase the performance gains of previous months, but it did offset them substantially.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 29.0%

Aa/AA -- 31.7%

A -- 16.5%

Baa/BBB -- 20.3%

Ba/BB -- 2.5%

Footnote reads:
*As a percentage of market value as of 10/31/02. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


Another unusual market characteristic throughout the period has been the steepness of the yield curve (the difference between yields on bonds of the shortest maturities and bonds of the longest maturities). For much of the period, short-term bonds were yielding less than 2% while long-term, or 30-year bonds, yielded as much as 4.60%. Finally, bond sectors with the highest credit risk have been at an unprecedented level of distress, meaning that their yields are much higher than they normally are compared to Treasuries. These days, when a bond has even a hint of distress attached to it -- even a tangential association with something potentially negative -- its price can drop dramatically by, say, 40 cents on the dollar. Under normal market conditions, only bonds that are highly likely to default would see price declines this extreme.

Fund Profile

Putnam New York Investment Grade Municipal Trust seeks to provide high current income free from federal income tax and New York state and city personal income taxes, consistent with the preservation of capital. It is suitable for New York investors seeking tax-free income through a diversified portfolio of high-quality bonds.

* FUND FOCUSED ON DIVERSIFICATION AND INCOME AMID LOWER RATES

Over the past year, short-term interest rates have trended lower as the Federal Reserve Board continued its program of rate reductions. When the economy appeared to strengthen more significantly in the spring, the Fed shifted to a neutral bias, only to return to its easing bias just after the fund's fiscal year-end, when the recovery seemed to slow. In this environment, the fund has derived much of its current income from older bond holdings that provide higher yields than those available in today's lower-rate environment. As some of these bonds mature or are called out of the market, the fund has additional assets to invest. With interest rates lower overall, we cannot hope to match the yields of older holdings; however, our challenge is to find new holdings that provide the maximum income with an acceptable level of risk.

An important goal over the period has been to diversify the portfolio. In recent months, the supply of New York municipal bonds has increased, and this has provided more investment choices for the fund. The Metropolitan Transportation Authority (MTA) has been a particularly prolific issuer. Over the past six months, the Authority decided to simplify its debt structure by refunding the vast majority of its outstanding bonds. The fund had one of its own holdings refunded as part of this move by the MTA, and reaped the benefit of improved credit quality and a higher bond price as a result.

With several portfolio holdings maturing or called out of the market during the past six months, we have been able to purchase a number of new bonds from a variety of issuers. In June, we looked to the education sector, purchasing $500,000 in bonds issued by Otsego County Industrial Development Agency for Hartwick College (5.90% coupon, maturing in 2022, rated BAA2 by Moody's). Although education is an economically sensitive sector, adults often go back to school to retrain during slow economic times, and Putnam's analysts expect solid performance from these bonds. Hartwick College has a strong endowment and reputation while enrollment figures indicate the institution is capturing its share of continuing education students.

In August, the relatively new area of tobacco bonds provided the fund with an opportunity to purchase $1 million in bonds from New York's largest issuer in this sector, TSASC (5 3/4% coupon, maturing in 2032, rated AA2 by Moody's and A+ by S&P). The bonds in this sector are issued by municipalities to fund various projects in the expectation that they will be repaid by the proceeds the municipalities will receive from settlement of tobacco company class action lawsuits. We had concerns about this sector early on, but the litigation environment for tobacco companies has been improving recently as several cases have been adjudicated favorably. In addition, concerns that cigarette shipments would decline more than expected have not been realized.

October brought three final buying opportunities. First, we purchased $500,000 in bonds issued by the New York State Energy Research and Development Authority for Consolidated Edison Company (4.70% coupon, mandatory put in 2012*, rated A1 by Moody's and A+ by S&P). Consolidated Edison faces virtually no competition in the transmission and distribution of electricity, and has a stable, regulated cash flow. We also purchased $250,000 in bonds issued by Essex County Industrial Development Agency for International Paper Company (5.50% coupon, maturing in 2026, rated BAA2 by Moody's and BBB by S&P). International Paper is the dominant company in the paper and forest products industry and has taken the past couple of years to cut costs, reduce its debt burden, and eliminate excess capacity. These moves will give the company more pricing power as the economy grows.

Our final new purchase of the period was $750,000 in bonds issued by the New York State Power Authority (5.00% coupon, maturing in 2020, rated AA2 by Moody's and AA- by S&P). This issuer is one of the lowest-cost electricity generators in the country. In addition, it has been on a program to reduce debt, which should provide more flexibility and a solid balance sheet.

* AIRLINE BONDS ENDURED A ROUGH RIDE

For several quarters, airline bonds were major contributors to fund income. However, in recent months, this sector has come under pressure. In fact, most airline bond prices declined approximately 50% over the past six months.

While the concerns surrounding airline bonds began in the post-September 11 environment, they were seriously exacerbated over the past six months by U.S. Airways' bankruptcy filing in the second quarter of this year. The filing was significant because the Air Transportation Stabilization Board had just provided the airline with a loan guarantee, and most industry analysts had assumed the company would be able to continue operating normally. Now, for the first time, the U.S. government became a principal player in a bankruptcy proceeding by assuming the role of senior creditor. In addition, investors realized that a loan guarantee was no guarantee of corporate survival. U.S. Air has continued to operate, but at the end of October, the company defaulted on all of its outstanding bonds. Fortunately, the fund did not own any U.S. Air bonds.

*A mandatory put signifies that the bond will be redeemed by the issuer at full face value at the time indicated.


The fund did own approximately $3 million worth of American Airlines bonds at the beginning of the period, however, and these declined in value considerably. On a brighter note, we sold approximately $1 million worth of these bonds over the summer and used the proceeds to purchase bonds issued for British Airways. The British Airways bonds fared better than the American Airline bonds over the period, declining approximately one-half as much. British Airways operates primarily in European markets, which have been more robust than those in the United States.

* TEAM EMPHASIZING PRUDENCE AND PATIENCE FOR 2003

While consumer spending may fall off over the next 6 to 12 months, Putnam's analysts believe that capital spending should pick up, since companies have held back on these expenditures for the past several years. We have positioned the portfolio for a modest economic recovery, which should put upward pressure on yields at all bond maturities, but especially among intermediate-maturity bonds. As soon as the market senses even a hint of an economic recovery, it will react, as the market tends to anticipate economic trends.

We cannot know how much longer the current rally will last. Indeed, October's rise in bond yields may well herald a less favorable climate, or may simply be a bump in the road. At this point, it would be imprudent to attempt to reposition the portfolio more aggressively to try and capture further declines in interest rates. We consider it better to continue earning solid income while managing risk and seeking lower volatility. It is far more likely that interest rates will rise than fall over the next several years, and we believe it is critical to prepare the fund for this environment while trying to achieve solid relative performance with comparatively lower volatility.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/02, there is no guarantee the fund will continue to hold these securities in the future. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly.

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Susan McCormack (Portfolio Leader), Paul Drury (Portfolio Member), David Hamlin (Portfolio Member), Richard Wyke
(Portfolio Member), Jerome Jacobs, and Joyce Dragone.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 10/31/02

                                                 Lehman Municipal  Consumer
(common shares)              NAV    Market price   Bond Index     price index
-------------------------------------------------------------------------------
6 months                    2.49%       3.73%         4.73%          1.00%
-------------------------------------------------------------------------------
1 year                      2.77        4.33          5.87           2.08
-------------------------------------------------------------------------------
5 years                    27.13       20.47         34.69          12.26
Annual average              4.92        3.79          6.14           2.34
-------------------------------------------------------------------------------
Life of fund
(since 11/27/92)           76.58       51.66         90.14          27.59
Annual average              5.89        4.28          6.69           2.49
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.


PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/02

-------------------------------------------------------------------------------
Distributions to common shares
-------------------------------------------------------------------------------
Number                                                   6
-------------------------------------------------------------------------------
Income                                               $0.357
-------------------------------------------------------------------------------
Capital gains 1                                         --
-------------------------------------------------------------------------------
  Total                                              $0.357
-------------------------------------------------------------------------------
Preferred shares                               Series A (200 shares)
-------------------------------------------------------------------------------
Income                                                $328
-------------------------------------------------------------------------------
Capital gains 1                                         --
-------------------------------------------------------------------------------
  Total                                               $328
-------------------------------------------------------------------------------
Share value (common shares):                     NAV       Market price
-------------------------------------------------------------------------------
4/30/02                                        $13.32         $12.12
-------------------------------------------------------------------------------
10/31/02                                        13.27          12.22
-------------------------------------------------------------------------------
Current return (common shares)
-------------------------------------------------------------------------------
Current
dividend
rate 2                                           5.38%          5.84%
-------------------------------------------------------------------------------
Taxable
equivalent 3                                     9.79          10.63
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or Market price at end of period.

3 Assumes maximum 45.05% combined federal, state, and city tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.


TOTAL RETURN FOR PERIODS ENDED 9/30/02 (most recent calendar quarter)

                                                 NAV        Market price
-------------------------------------------------------------------------------
6 months                                        7.23%          7.55%
-------------------------------------------------------------------------------
1 year                                          7.97           7.98
-------------------------------------------------------------------------------
5 years                                        32.02          23.02
Annual average                                  5.71           4.23
-------------------------------------------------------------------------------
Life of fund
(since 11/27/92)                               82.33          56.22
Annual average                                  6.29           4.64
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the American Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
October 31, 2002 (Unaudited)

KEY TO ABBREVIATIONS

AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O. Bonds          -- General Obligation Bonds
MBIA                -- MBIA Insurance Company

MUNICIPAL BONDS AND NOTES (100.00%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
New York (97.4%)
-------------------------------------------------------------------------------------------------------------------
           $250,000 Albany, Indl. Dev. Agcy. Rev. Bonds (Charitable
                    Leadership), Ser. A , 6s, 7/1/19                                      Baa3             $256,875
            500,000 Cicero Local Dev., Corp. Rev. Bonds (Cicero Cmnty.
                    Recreation), Ser. A, 6 5/8s, 5/1/21                                   Baa2              505,000
          1,000,000 Dutchess Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (Bard College), 5 3/4s, 8/1/30                                        A3              1,061,250
            250,000 Essex Cnty., Indl. Dev. Agcy. Rev. Bonds (Intl. Paper Co.),
                    Ser. A, 5 1/2s, 10/1/26                                               Baa2              241,563
          1,000,000 Long Island, Pwr. Auth. NY Elec. Syst. Rev. Bonds, Ser. A,
                    5 1/4s, 12/1/26                                                       A-              1,011,250
          2,000,000 Metropolitan Trans. Auth. Rev. Bonds, Ser. A, FSA,
                    5s, 11/15/30                                                          Aaa             2,007,500
            500,000 Metropolitan Trans. Auth. Svcs. Contract Rev. Bonds
                    (Trans. Fac.), Ser. O, 5 3/4s, 7/1/13                                 AAA               575,625
          1,000,000 Niagara Cnty., Indl. Dev. Agcy. Rev. Bonds, Ser. C,
                    5 5/8s, 11/15/24                                                      Baa1            1,050,000
          1,000,000 Niagara Falls NY City School Dist. COP, 5 7/8s, 6/15/19               Baa2            1,057,500
                    NY City, G.O. Bonds
          2,000,000 AMBAC, 9.32s, 9/1/11                                                  Aaa             2,069,000
            185,000 Ser. I, 6 1/4s, 4/15/17                                               Aaa               215,063
             65,000 Ser. D, 6s, 2/15/25                                                   A2                 69,469
          1,000,000 Ser. B 5 3/4s, 8/1/16                                                 A2              1,071,250
          1,000,000 Ser. B 5 1/2s, 12/1/31                                                A2              1,016,250
            300,000 NY City, Hlth. & Hosp. Corp. Rev. Bonds (Hlth. Syst.),
                    Ser. A , 5 3/8s, 2/15/26                                              A3                301,500
          1,000,000 NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (Brooklyn Polytech U. Project J), 6 1/8s, 11/1/30                     Baa3            1,036,250
                    NY City, Indl. Dev. Agcy. Rev. Bonds
            600,000 (Staten Island U. Hosp. Project), Ser. A, 6 3/8s, 7/1/31              Baa3              601,500
          1,500,000 (Brooklyn Navy Yard Cogen. Partners), 5.65s, 10/1/28                  Baa3            1,471,875
                    NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
            525,000 (American Airlines, Inc.), 6.9s, 8/1/24                               BB-               183,750
          1,000,000 (Terminal One Group Assn.), 6s, 1/1/15                                A3              1,030,000
          1,500,000 (American Airlines, Inc.), 5.4s, 7/1/20                               BB-               525,000
            750,000 (British Airways), 5 1/4s, 12/1/32                                    BBB-              400,312
                    NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds
            500,000 Ser. G, FSA, 5s, 6/15/34                                              Aaa               501,250
          1,250,000 Ser. A, FGIC, 4 3/4s, 6/15/31                                         Aaa             1,206,250
          1,000,000 NY Cnty. Trust II Rev. Bonds (TOB Settlement),
                    5 3/4s, 6/1/43                                                        A1                965,000
                    NY State Dorm. Auth. Rev. Bonds
          1,000,000 (State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13                         AA-             1,296,250
          1,000,000 (Mount Sinai Hlth.), Ser. A, 6 1/2s, 7/1/25                           Baa3            1,078,750
          2,000,000 (Mental Hlth. Svcs. Fac.), Ser. A, 5 3/4s, 2/15/27                    AA-             2,137,500
          1,500,000 (Dept. of Hlth.), 5 1/2s, 7/1/25                                      AA-             1,548,750
          1,190,000 (City U. Syst. Construction), Ser. 1, 5 1/4s, 7/1/17                  AA-             1,250,988
          1,500,000 (NY U.), Ser. 2, AMBAC, 5s, 7/1/41                                    Aaa             1,498,125
            500,000 NY State Energy Res. & Dev. Auth. Rev. Bonds
                    4.7s, 6/1/36                                                          A1                498,125
          1,000,000 NY State Energy Res. & Dev. Auth. Poll. Control Rev.
                    Bonds (Niagara Mohawk Pwr. Corp.), Ser. A, FGIC,
                    7.2s, 7/1/29                                                          Aaa             1,100,000
            155,000 NY State Env. Fac. Corp. Poll. Control Rev. Bonds
                    (State Wtr. Revolving Fund), Ser. A, 7 1/2s, 6/15/12                  Aaa               155,921
          2,000,000 NY State Hsg. Fin. Agcy. Svcs. Contract Oblig. Rev.
                    Bonds, Ser. A, 5 7/8s, 9/15/14                                        AA-             2,067,820
                    NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
             75,000 (Mental Hlth. Svcs. Fac.), Ser. D, 7.4s, 2/15/18                      AA-                76,661
            340,000 (Hosp. & Nursing Home Insd. Mtge.), Ser. C,
                    6.65s, 8/15/32                                                        Aa2               346,015
          1,800,000 (Hosp. & Nursing Home Insd. Mtge.), Ser. D, FHA
                    Insd., 6.6s, 2/15/31                                                  AA/P            1,860,606
          1,315,000 (Hosp. & Nursing Home Insd. Mtge.), Ser. C, FHA
                    Insd., 6 3/8s, 8/15/29                                                AAA             1,425,131
            750,000 NY State Pwr. Auth. Rev. Bonds, 5s, 11/15/20                          Aa2               769,688
          1,000,000 NYC Indl. Dev. Agcy. Special Arpt. Fac. Rev. Bonds
                    (JFK I LLC Project), Ser. A, 5 1/2s, 7/1/28                           Baa3              921,250
          1,000,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Bristol-Myers Squibb Co.), 5 3/4s, 3/1/24                            Aa2             1,110,000
            500,000 Otsego Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Hartwick College), 5.9s, 7/1/22                                      Baa2              501,875
          1,000,000 Port Auth. NY & NJ Rev. Bonds (Cons-124th),
                    5s, 8/1/31                                                            AA-               982,500
          1,000,000 Port Auth. NY & NJ Special Obligation FRB, Ser. N18,
                    MBIA, 8 3/4s, 12/1/17, (acquired 7/19/00,
                    cost $1,046,890) (RES)                                                Aaa             1,291,250
            500,000 Suffolk Cnty., Indl. Dev. Agcy. Civic Fac. Rev. Bonds
                    (Huntington Hosp. Project), Ser. B, 5 7/8s, 11/1/32                   Baa1              500,624
          1,000,000 Tobacco Settlement Rev. Bonds (Asset Backed Bonds),
                    Ser. 1, 5 3/4s, 7/15/32                                               Aa2               998,749
                    Triborough Bridge & Tunnel Auth. Rev. Bonds
          1,870,000 MBIA, 5 1/2s, 11/15/21                                                Aaa             2,066,350
          1,000,000 Ser. A, 5s, 1/1/32                                                    Aa3               995,000
            500,000 Yonkers Indl. Dev. Agcy. Rev. Bonds (St. John's
                    Riverside Hosp.), Ser. A, 7 1/8s, 7/1/31                              BB                508,749
                                                                                                      -------------
                                                                                                         47,416,959

Puerto Rico (2.6%)
-------------------------------------------------------------------------------------------------------------------
         $1,000,000 PR Elec. Pwr. Auth. Rev. Bonds, Ser. II, 5 1/4s, 7/1/31               A-             $1,015,000
            250,000 PR Indl. Tourist Edl. Med. & Env. Control Fac. Rev.
                    Bonds (Cogen. Fac.-AES Project), 6 5/8s, 6/1/26                       Baa2              256,563
                                                                                                      -------------
                                                                                                          1,271,563
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $48,620,852)                                                $48,688,522
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value of $48,688,522.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2002 was $1,291,250 or 2.7% of total portfolio market value.

      The rates shown on FRB are the current interest rates at October 31, 2002.

      The fund had the following industry group concentrations greater than 10% at October 31, 2002 (as a percentage of total portfolio market value):

              Transportation          21.4%
              Housing                 15.9
              Utilities               12.6
              Education               11.6

      The accompanying notes are an integral part of these financial statements.





STATEMENT OF ASSETS AND LIABILITIES
October 31, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$48,620,852) (Note 1)                                                           $48,688,522
-------------------------------------------------------------------------------------------
Cash                                                                                641,937
-------------------------------------------------------------------------------------------
Interest and other receivable                                                       809,058
-------------------------------------------------------------------------------------------
Total assets                                                                     50,139,517

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                               169,374
-------------------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                                5,370
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,005,313
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                         87,448
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                            2,752
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        16,992
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            526
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               57,442
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,345,217
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares: (200 shares issued and
outstanding at $50,000 per share (Note 4)                                        10,000,000
-------------------------------------------------------------------------------------------
Net assets                                                                      $37,794,300

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (Note 1)                                        39,492,317
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        161,522
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                            (1,927,209)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                           67,670
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                                     $37,794,300

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per common share ($37,794,300 divided by
2,847,092 shares)                                                                    $13.27
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF OPERATIONS
Six months ended October 31, 2002 (Unaudited)
Interest income:                                                                 $1,442,371
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                    173,011
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                       22,737
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     4,322
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,498
-------------------------------------------------------------------------------------------
Auditing                                                                             28,960
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                               16,306
-------------------------------------------------------------------------------------------
Other                                                                                29,162
-------------------------------------------------------------------------------------------
Total expenses                                                                      276,996
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                           (9,224)
-------------------------------------------------------------------------------------------
Net expenses                                                                        267,772
-------------------------------------------------------------------------------------------
Net investment income                                                             1,174,599
-------------------------------------------------------------------------------------------
Net realized loss on investments  (Notes 1 and 3)                                   (76,612)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                       (138,639)
-------------------------------------------------------------------------------------------
Net loss on investments                                                            (215,251)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                959,348
-------------------------------------------------------------------------------------------
Distributions to Series A remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------
From tax exempt income                                                              (65,600)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations applicable
to common shareholders                                                             $893,748
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                       October 31              April 30
                                                                            2002*                  2002
-------------------------------------------------------------------------------------------------------
Increase in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                  $1,174,599            $2,492,496
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                          (76,612)              (90,582)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                               (138,639)             (543,094)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                      959,348             1,858,820

Distributions to Series A remarketed
preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income                                                    (65,600)             (197,867)
-------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders                                         893,748             1,660,953

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income                                                 (1,016,247)           (2,032,509)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                             (122,499)             (371,556)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                    37,916,799            38,288,355
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment
income of $161,522 and $68,770, respectively)                         $37,794,300           $37,916,799
-------------------------------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and end of period                2,847,092             2,847,092
-------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning and
end of period                                                                 200                   200
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
-------------------------------------------------------------------------------------------------------------------

                                    Six months
                                       ended
Per-share                            October 31
operating performance               (Unaudited)                       Year ended April 30
-------------------------------------------------------------------------------------------------------------------
                                        2002         2002         2001         2000         1999         1998
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)                $13.32       $13.45       $12.81       $14.03       $13.96       $13.49
-------------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------------
Net investment income (a)                .41          .88          .83          .90          .91          .95
-------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.08)        (.23)         .72        (1.19)         .08          .45
-------------------------------------------------------------------------------------------------------------------
Total from investment operations:        .33          .65         1.55         (.29)         .99         1.40
-------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
-------------------------------------------------------------------------------------------------------------------
From net investment income              (.02)        (.07)        (.13)        (.12)        (.11)        (.12)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations:
(applicable to common shareholders)      .31          .58         1.42         (.41)         .88         1.28
-------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
-------------------------------------------------------------------------------------------------------------------
From net investment income              (.36)        (.71)        (.78)        (.81)        (.81)        (.81)
-------------------------------------------------------------------------------------------------------------------
Total distributions                     (.36)        (.71)        (.78)        (.81)        (.81)        (.81)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $13.27       $13.32       $13.45       $12.81       $14.03       $13.96
-------------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                       $12.22       $12.12       $12.46       $12.00       $13.88       $13.63
-------------------------------------------------------------------------------------------------------------------
Total return at market value
(common shares) (%)(b)                  3.73*        2.96        10.28        (7.75)        7.82        12.12
-------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares)(in thousands)        $37,794      $37,917      $38,288      $36,479      $39,952      $39,747
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)             .72*        1.35         1.41         1.44         1.32         1.31
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)            2.89*        5.96         5.25         5.96         5.66         5.90
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)            16.77*       25.16        15.65         3.32        24.04        18.22
-------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for distributions to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
October 31, 2002 (Unaudited)


Note 1
Significant accounting policies

Putnam New York Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek high a current income exempt from federal income tax and New York State and City personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio that Putnam Investment Management, LLC ("Putnam Management"), the fund's Manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2002, the fund had a capital loss carryover of approximately $1,545,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $619,000    April 30, 2004
       492,000    April 30, 2005
       434,000    April 30, 2008

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2003 approximately $200,000 of losses recognized during the period November 1, 2001 to April 30, 2002.

The aggregate identified cost on a tax basis is $48,694,142, resulting in gross unrealized appreciation and depreciation of $1,860,671 and $1,866,291, respectively, or net unrealized depreciation of $5,620.

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2002 was 1.4%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.


Note 2
Management fee, administrative services
and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of weekly average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended October 31, 2002, the fund's expenses were reduced by $9,224 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $465 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.


Note 3
Purchases and sales of securities

During the six months ended October 31, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $10,412,171 and $7,752,723, respectively. There were no purchases and sales of U.S. government obligations.


Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2002, no such restrictions have been placed on the fund.


RESULTS OF OCTOBER 3, 2002 SHAREHOLDER MEETING
(Unaudited)


An annual meeting of shareholders of the fund was held on October 3, 2002. At the meeting, each of the nominees for Trustees was elected, as follows:
                                         Common Shares

                                                        Votes
                               Votes for               withheld

Jameson Adkins Baxter          1,303,545                38,994
Charles B. Curtis              1,303,545                38,994
Ronald J. Jackson              1,303,545                38,994
Paul L. Joskow                 1,303,545                38,994
Elizabeth T. Kennan            1,303,545                38,994
Lawrence J. Lasser             1,303,545                38,994
John H. Mullin III             1,303,545                38,994
George Putnam, III             1,303,545                38,994
A.J.C. Smith                   1,303,545                38,994
W. Thomas Stephens             1,303,545                38,994
W. Nicholas Thorndike          1,303,545                38,994

                                        Preferred Shares

                                                        Votes
                               Votes for               withheld

Jameson Adkins Baxter                199                    --
Charles B. Curtis                    199                    --
John A. Hill                         199                    --
Ronald J. Jackson                    199                    --
Paul L. Joskow                       199                    --
Elizabeth T. Kennan                  199                    --
Lawrence J. Lasser                   199                    --
John H. Mullin III                   199                    --
Robert E. Patterson                  199                    --
George Putnam, III                   199                    --
A.J.C. Smith                         199                    --
W. Thomas Stephens                   199                    --
W. Nicholas Thorndike                199                    --


FUND INFORMATION


ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer
and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal Executive Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Steven D. Krichmar
Vice President and Principal Financial Officer

Lawrence J. Lasser
Vice President

Charles E. Haldeman, Jr.
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Brett C. Browchuk
Vice President

Jerome J. Jacobs
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

Beth S. Mazor
Vice President

John R. Verani
Vice President

Judith Cohen
Clerk and Assistant Treasurer



Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


84086  185  12/02